UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________________________________
FORM 8-K
_____________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 20, 2019
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APARTMENT INVESTMENT AND MANAGEMENT COMPANY
AIMCO PROPERTIES, L.P.
(Exact name of registrant as specified in its charter)
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MARYLAND (Apartment Investment and Management Company)	1-13232	84-1259577
DELAWARE (AIMCO Properties, L.P.)	0-24497	84-1275621
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification No.)
4582 SOUTH ULSTER STREET
SUITE 1100, DENVER, CO 80237
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(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 757-8101
NOT APPLICABLE
 (Former name or Former Address, if Changed Since Last Report)
_____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the exchange act. ☐

ITEM 1.01.    Entry Into a Material Definitive Agreement.
On February 20, 2019, Apartment Investment and Management Company (“Aimco”) effected the previously-announced 1-for-1.03119 reverse split of its outstanding shares of common stock (the “Reverse Stock Split”). In connection with the Reverse Stock Split, on February 20, 2019, Aimco’s wholly owned subsidiary, AIMCO-GP, Inc. (the “General Partner”), which is the general partner of Aimco’s operating partnership, AIMCO Properties, L.P. (the “Aimco Operating Partnership”), entered into the Eleventh Amendment (the “Eleventh Amendment”) to the Fourth Amended and Restated Agreement of Limited Partnership of AIMCO Properties, L.P., dated as of July 29, 1994 and amended and restated as of February 28, 2007 (the “Operating Partnership Agreement”). The Eleventh Amendment modifies the definition of “Adjustment Factor” in the Operating Partnership Agreement so that no change occurs if Aimco splits or subdivides its outstanding shares of common stock, or combines its outstanding shares of common stock into a smaller number of shares, if the Aimco Operating Partnership concurrently effects a similar split, subdivision or combination of its outstanding Partnership Common Units (“OP Units”). On February 20, 2019, the General Partner effected a 1-for-1.03119 reverse split of its outstanding OP Units. As a result of this reverse unit split, and the Eleventh Amendment, after the Reverse Stock Split, OP Units will continue to be redeemable in exchange for shares of Aimco common stock on a one-for-one basis (or cash equal to the value of such shares, as determined by the Aimco Operating Partnership in its discretion).
The description of the Eleventh Amendment set forth herein is qualified in its entirety by reference to the full text of the Eleventh Amendment, which is filed as Exhibit 10.1 to this report and is incorporated herein by reference.

ITEM 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Aimco has filed Articles of Amendment (the “Articles of Amendment”) to amend its charter to effect the Reverse Stock Split, effective at 5:00 pm, Eastern Time, on February 20, 2019. Pursuant to the Articles of Amendment, every 1.03119 shares of Aimco’s issued and outstanding shares of common stock were combined into one issued and outstanding share of common stock. No fractional shares were issued in the Reverse Stock Split, and cash will be paid in lieu of any fraction of a share to which a stockholder would otherwise be entitled.
The description of the Articles of Amendment set forth herein is qualified in its entirety by reference to the full text of the Articles of Amendment, which is filed as Exhibit 3.1 to this report and is incorporated herein by reference.

ITEM 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
3.1	Articles of Amendment of Apartment Investment and Management Company
10.1	Eleventh Amendment to the Fourth Amended and Restated Agreement of Limited partnership of AIMCO Properties, L.P., dated as of February 20, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Dated: February 20, 2019

APARTMENT INVESTMENT AND MANAGEMENT COMPANY
By:	/s/ Paul Beldin
	Name:	Paul Beldin
	Title:	Executive Vice President and Chief Financial Officer

AIMCO PROPERTIES, L.P.
By:	AIMCO-GP, Inc., its General Partner
By:	/s/ Paul Beldin
	Name:	Paul Beldin
	Title:	Executive Vice President and Chief Financial Officer